UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2010

Commission File Number: 333-150388

Rongfu Aquaculture, Inc.
(Exact name of registrant as specified in its charter)

Nevada	98-0655634
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

Dongdu Room 321, No. 475 Huanshidong Road, Guangzhou City, PRC 510075
(Address of principal executive offices)
011-86-20-8762-1778
(Registrant’s telephone number, including area code)
N/A

(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to our Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2011 (the “Original Filing”) is being filed to amend certain portions of Item 4.02 of such Original Filing. Item 4.02 of such Original Filing read in its entirety as follows:

“Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 8, 2010, Rongfu Aquaculture, Inc. (the “Company”) was notified by Aquavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”), the Company’s independent auditors, that disclosure should be made by the Company that the Company’s financial statements for its fiscal years ended December 31, 2009 and December 31, 2008, which were included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2010 as well as the Company’s Registration Statement on Form S-1 and Pre-Effective Amendments Nos. 1 and 2 thereto filed with the SEC on May 12, 2010, August 13, 2010 and October 6, 2010, respectively, and previously issued interim unaudited financial statements which were included in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2010 and June 30, 2010 should no longer be relied upon due to the following reasons:

1. The number of shares of the Company’s Common Stock outstanding as of December 31, 2008 and December 31, 2009 and the weighted average common shares outstanding for the years ended December 31, 2009 and December 31, 2008 and for the quarters ended March 31, 2009, June 30, 2009, March 31, 2010 and June 30, 2010 were overstated in such financial statements and earnings per share for the fiscal years ended December 31, 2009 and December 31, 2008 and for the quarters ended March 31, 2009, June 30, 2009, March 31, 2010 and June 30, 2010 were understated in such financial statements.

2. The value attributed to shares of the Company’s Common Stock which were issued for prior services on March 29, 2010 should have been expensed in the Company’s income statements for the quarter ended March 31, 2010 and for the six months ended June 30, 2010.

3. $7,700,000 of Preferred Stock included under Stockholders’ Equity on the Company’s balance sheets as of March 31, 2010 and June 30, 2010 should be reclassified as Temporary Equity.

On December 10, 2010 held a telephonic meeting of the Board of Directors of the Company attended by the Company’s two directors, the Company’s Chief Financial Officer and a representative of ACSB. Based upon discussions with such representative of ACSB and the Chief Financial Officer of the Company,  the Board of Directors concluded that that the Company’s financial statements for its fiscal years ended December 31, 2009 and December 31, 2008, which were included in the Company’s Current Report on Form 8-K filed with the SEC on May 13, 2010 as well as the Company’s Registration Statement on Form S-1 and Pre-Effective Amendments Nos. 1 and 2 thereto filed with the SEC on May 12, 2010, August 13, 2010 and October 6, 2010, respectively, and previously issued interim unaudited financial statements which were included in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2010 and June 30, 2010 should no longer be relied upon.

The Board of Directors further directed the Company’s Chief Financial Officer to prepare restated financial statements for the foregoing periods and file amendments to such filings as soon as practicable.”

Subsequent to the filing of the Original Filing, the Company and Aquavella, Chiarelli, Shuster, Berkower & Co., LLP, the Company’s independent auditors, determined that the number of shares of the Company’s Common Stock outstanding as of December 31, 2008 and December 31, 2009 and the weighted average common shares outstanding for the years ended December 31, 2009 and December 31, 2008 stated in the Company’s previously filed financial statements for its fiscal years ended December 31, 2009 and December 31, 2008 were in fact correct and that the statements made in Item 4.02 of the Original Filing that the Company’s previously filed financial statements for its fiscal years ended December 31, 2009 and December 31, 2008 should no longer be relied upon should be withdrawn. Therefore, The Company is filing this Amendment No. 1 to withdraw its statements made in the original Filing with respect to non-reliance on the Company’s previously filed financial statements for its fiscal years ended December 31, 2009 and December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RONGFU AQUACULTURE, INC.

Date: February 23, 2011

/s/ Kelvin Chan

President